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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                  FORM 8-K



                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                January 8, 1997
                                ---------------
                                 Date of Report
                       (Date of earliest event reported)



                          Bullet Sports International, Inc.
                       --------------------------------------
                 (Exact name of Registrant as specified in its charter)



                                    Delaware
                                   -----------
                  (State or other jurisdiction of incorporation)



             0-25682                                   13-3561882
           -----------                                -------------
     (Commission file number)                 (IRS employer identification no.)


         2803 South Yale
       Santa Ana, California                              92704
      ------------------------                           ---------
(Address of principal executive offices)                 (Zip code)



                                (714) 966-0310
                              -------------------
               (Registrant's telephone number, including area code)


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ITEM 5.      Other Events
             ------------

      On January 8, 1997, Bullet Sports International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and made a part hereof, regarding the imminent filing by the Company's wholly-owned and primary operating subsidiary of a voluntary petition for reorganization under the Bankruptcy Act.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

      a)  Financial Statements of Business Acquired. Not Applicable

      b)  Pro Forma Financial Information. Not Applicable

      c)  Exhibits.

          99.1 Press Release of Bullet Sports International, Inc. dated January 8, 1997.


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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BULLET SPORTS INTERNATIONAL, INC.



                                       /s/ John A. Haas
                                       -------------------------------------
                                       John A. Haas
                                       President and Chief Executive Officer


Date: January 15, 1997


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                               INDEX TO EXHIBITS

Exhibit 99.1 Press Release of Bullet Sports International, Inc., dated January 8, 1997.




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